Exhibit 10.3

EXECUTION VERSION

FIRST AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT

AGREEMENT

THIS FIRST AMENDMENT TO MASTER REPURCHASE AND SECURITIES CONTRACT AGREEMENT (this “Amendment”), dated as of June 28, 2017, is by and between GOLDMAN SACHS BANK USA, a New York state-chartered bank, as buyer (“Buyer”), and TH COMMERCIAL GS LLC, a Delaware limited liability company, as seller (“Seller”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Master Repurchase and Securities Contract Agreement, dated as of May 2, 2017 (as the same may be amended, modified and/or restated from time to time, the “Master Repurchase Agreement”);

WHEREAS, in connection with a corporate transaction, Granite Point Mortgage Trust Inc., a Maryland corporation (“Guarantor”), is entering into that certain Guarantee Agreement, dated as of the date hereof (the “Replacement Guarantee”), to replace that certain Guarantee Agreement, dated as of May 2, 2017 (the “Original Guarantee”), made by Two Harbors Investment Corp., a Maryland corporation (“Original Guarantor”), in favor of Buyer;

WHEREAS, Buyer and Original Guarantor intend to terminate the Original Guarantee in accordance with the terms and provisions of that certain Termination of Guarantee, dated as of the date hereof (the “Original Guarantee Termination”); and

WHEREAS, Seller and Buyer wish to modify certain terms and provisions of the Master Repurchase Agreement, as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

1.     Amendments to Master Repurchase Agreement.  The Master Repurchase Agreement is hereby amended as follows:

(a)   The definition of “Guarantor” in Article 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Guarantor” shall mean Granite Point Mortgage Trust Inc., a Maryland corporation.

(b)   The definition of “Guarantee Agreement” in Article 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Guarantee Agreement” shall mean that certain Guarantee Agreement, dated as of June 28, 2017, made by Guarantor in favor of Buyer as the same may be amended, supplemented or otherwise modified from time to time.

(c)   The definition of “Manager” in Article 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Manager” shall mean Pine River Capital Management L.P., a Delaware limited partnership.

(a)   The definition of “Pine River Entities” in Article 2 of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

“Pine River Entities” shall mean Pine River Domestic Management L.P., Pine River Capital Management LLC or Manager.

(b)   Annex I of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with Annex I attached hereto.

(c)   Exhibit II of the Master Repurchase Agreement is hereby deleted in its entirety and replaced with Exhibit II attached hereto.

2.     Conditions Precedent to Amendment.  The effectiveness of this Amendment is subject to the following:

(a)   This Amendment shall be duly executed and delivered by Seller and Buyer;

(b)   Guarantor shall have duly executed the Replacement Guarantee;

(c)   Buyer shall have received certified copies of the organizational documents of Guarantor and resolutions or other documents evidencing the authority of Guarantor with respect to the execution, delivery and performance of this Amendment, the Replacement Guarantee and the other Transaction Documents to which it is a party and each other document to be delivered by Guarantor from time to time in connection with the Transaction Documents (and Buyer may conclusively rely on such certifications until it receives notice in writing from Guarantor to the contrary);

(d)   Buyer shall have received opinions of counsel to Seller and Guarantor in form and substance satisfactory to Buyer as to authority, enforceability, and such other matters as may be reasonably requested by Buyer; and

(e)   Buyer shall have received such other documents as Buyer may reasonably request.

3.     Seller Representations.  Seller hereby represents and warrants that:

(a)   no Default, Event of Default or Margin Deficit exists, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by Seller of this Amendment; and

(b)   all representations and warranties contained in the Master Repurchase Agreement are true, correct, complete and accurate in all respects (except such representations which by their terms speak as of a specified date and subject to any exceptions disclosed to Buyer in an Exception Report prior to such date and approved by Buyer).

4.     Defined Terms.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement.

5.     Continuing Effect; Reaffirmation of Guarantee.  As amended by this Amendment, all terms, covenants and provisions of the Master Repurchase Agreement are ratified and confirmed and shall remain in full force and effect.  In addition, any and all guaranties and indemnities for the benefit of Buyer (other than the Original Guarantee upon its termination in accordance with the Original Guarantee

Termination) and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.

6.     Binding Effect; No Partnership; Counterparts.  The provisions of the Master Repurchase Agreement, as amended hereby, shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.  For the purpose of facilitating the execution of this Amendment as herein provided, this Amendment may be executed simultaneously in any number of counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

7.     Further Agreements.   Seller agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.

8.     Governing Law.  The provisions of Section 20 of the Master Repurchase Agreement are incorporated herein by reference.

9.     Headings.  The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.

10.  References to Transaction Documents.  All references to the Master Repurchase Agreement in any Transaction Document, or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Master Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.

BUYER:

GOLDMAN SACHS BANK USA, a New York state-chartered bank

By:	/s/ Jeffrey Dawkins
Name: Jeffrey Dawkins
Title: Authorized Person

SELLER:

TH COMMERCIAL GS LLC, a Delaware limited liability company

By:	/s/ John A. Taylor
Name: John A. Taylor
Title: President and CEO

ACKNOWLEDGED AND AGREED TO BY:

GUARANTOR:

GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation

By:	/s/ John A. Taylor
Name: John A. Taylor
Title: President and CEO

ANNEX I

NAMES AND ADDRESSES FOR COMMUNICATIONS BETWEEN PARTIES

Buyer:
GOLDMAN SACHS BANK USA
200 West Street
New York, New York 10282
	Attention:	Mr. Jeffrey Dawkins
	Telephone:	(212) 902-6852
	Telecopy:	(212) 977-4870
	Email:	jeffrey.dawkins@gs.com

	Email:	gs-refgwarehouse@ny.email.gs.com
	Email:	gs-crewarehouse-am@ny.email.gs.com
	Email:	gs-warehouse-ops@ny.email.gs.com

With copies to:

Paul Hastings LLP
200 Park Avenue
New York, New York 10166
	Attention:	Lisa A. Chaney, Esq.
	Telephone:	(212) 318-6773
	Facsimile:	(212) 230-7793
	Email:	lisachaney@paulhastings.com

Seller:

TH Commercial GS LLC
601 Carlson Parkway, Suite 1400
Minnetonka, MN 55305
	Attention:	General Counsel
	Telephone:	(212) 364-5500
	Email:	legal-gp@prcm.com

With copies to:

Granite Point Mortgage Trust Inc.
590 Madison Avenue, 36th Floor
New York, NY 10022
	Attention:	General Counsel
	Telephone:	(212) 364-5500
	Email:	legal-gp@prcm.com

and:

Sidley Austin LLP
787 Seventh Avenue
New York, NY 10019
Attention:	Brian Krisberg
Telephone:	212-839-8735
Email:	bkrisberg@sidley.com

EXHIBIT II

AUTHORIZED REPRESENTATIVES OF SELLER

Name	Specimen Signature

Jack Taylor

Marcin Urbaszek

Rebecca B. Sandberg

Mary Riskey